CHINA NUTRIFRUIT GROUP LIMITED AND SUBSIDIARIES
(FORMERLY KNOWN AS FASHION TECH INTERNATIONAL, INC.)
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2008

CHINA NUTRIFRUIT GROUP LIMITED AND SUBSIDIARIES
(FORMERLY KNOWN AS FASHION TECH INTERNATIONAL, INC.)
INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the acquisition of 100% equity interest of Daqing Longheda Food Company Limited (“Longheda”) as a reverse acquisition in the form of a recapitalization.

The unaudited pro forma consolidated financial statements present the combined financial position and results of operations of China Nutrifruit Group Limited (“China Nutrifruit”) and Longheda as they would have appeared had the acquisition occurred prior to the March 31, 2008 year ended for the purposes of the unaudited pro forma combined balance sheets, statements of income, stockholders’ equity and cash flows.

These unaudited pro forma consolidated financial statements are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the acquisition been completed on the assumed date, nor do they purport to represent results of operations for any future period or financial position for any future date. These statements do not reflect any cost savings or other benefits that may be obtained through synergies among the operations of China Nutrifruit and Longheda.

CHINA NUTRIFRUIT GROUP LIMITED AND SUBSIDIARIES
(FORMERLY KNOWN AS FASHION TECH INTERNATIONAL, INC.)
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
(Stated in US Dollars)
AS OF MARCH 31, 2008

March 31,
2008
ASSETS
Current assets:
Cash and cash equivalents	$7,104,849
Trade receivables, net	1,921,457
Inventory, net	1,955,725
Other current assets	114,865
Total current assets	11,096,896
Property, plant and equipment, net	7,173,523
Land use rights, net	318,120
TOTAL ASSETS	$18,588,539

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term borrowings	$2,848,110
Other payables and accrued expense	494,278
Consideration payables	5,353,755
Trade payables	159,078
Income taxes payable	607,680
Amount due to an affiliate	57,219
TOTAL LIABILITIES	9,520,120

Minority interests	4,039,286

Commitments and Contingencies

Stockholders' equity
Preferred stock
Authorized: 5,000,000 shares, par value $0.001
None issued and outstanding	-
Common stock
Authorized: 120,000,000 shares, par value $0.001
Issued and outstanding: 30,166,878 shares as at March 31, 2008	30,167
Additional paid-in-capital	(29,167)
Statutory reserves - restricted	1,713,065
Accumulated other comprehensive income	812,312
Retained earnings	2,502,756
TOTAL STOCKHOLDERS’ EQUITY	5,029,133
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$18,588,539

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CHINA NUTRIFRUIT GROUP LIMITED AND SUBSIDIARIES
(FORMERLY KNOWN AS FASHION TECH INTERNATIONAL, INC.)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
(Stated in US Dollars)
FOR THE YEAR ENDED MARCH 31, 2008

	China Nutrifruit	Fezdale	Solar Sun	Longheda
	Year ended	Year ended	Year ended	Year ended	(Note 2)
	March	March	March	March	Pro Forma	Pro Forma
	31, 2008	31, 2008	31, 2008	31, 2008	Adjustments	Combined

Net sales	$-	$-	$-	$13,527,015		$13,527,015
Cost of sales	-	-	-	(7,612,483)	(A) 112,604	(7,499,879)

Gross profit	-	-	-	5,914,532		6,027,136

Selling, general and administrative expenses	(17,672)	(54,404)	(51)	(1,340,645)	(B) 17,672	(1,395,100)

Operating earnings	(17,672)	(54,404)	(51)	4,573,887		4,632,036

Other income (expenses)
Interest expenses	(132)	-	(43)	(250,942)	(B) 132	(250.985)
Other income	-	-	60	30,509		30,569
Total other income (expenses)	(132)	-	17	(220,433)		(220,416)

Earnings before income taxes	(17,804)	(54,404)	(34)	4,353,454		4,411,620

Provision for income taxes	-	-	-	(882,939)		(882,939)

Income before minority interests	(17,804)	(54,404)	(34)	3,470,515		3,528,681

Minority interests	-	-	-	-	(C) (895,780)	(895,780)

Net earnings	$(17,804)	$(54,404)	$(34)	$3,470,515		$2,632,901

Earnings per share
Basic	$(0.0006)					$0.0873
Diluted	$(0.0006)					$0.0873

Weighted average number of common stock outstanding
Basic	30,166,878					30,166,878
Diluted	30,166,878					30,166,878

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CHINA NUTRIFRUIT GROUP LIMITED AND SUBSIDIARIES
(FORMERLY KNOWN AS FASHION TECH INTERNATIONAL, INC.)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY
(Stated in US Dollars)
FOR THE YEAR ENDED MARCH 31, 2008

	Common stock		Preferred stock
								Accumulated
					Additional	Statutory		other
					paid-in	reserves –	Retained	comprehensive
	Shares	Amount	Shares	Amount	capital	restricted	earnings	income	Total
Balance at April 1, 2007	-	$-	-	$-	$-	$-	$-	$-	$-
Issue of common stock on incorporation	1,000	1,000	-	-	-	-	-	-	1,000
Adjustment of outstanding stock resulting from recapitalization	30,165,878	29,167	-	-	(29,167)	-	-	-	-
Acquisition of subsidiaries	-	-	-	-	-	1,539,538	-	114,600	1,654,138
Minority interests’ share of statutory reserves	-	-	-	-	-	43,382	-	-	43,382
Transfer to reserve	-	-	-	-	-	130,145	(130,145)	-	-
Comprehensive income
Net earnings	-	-	-	-	-	-	2,632,901	-	2,632,901
Translation adjustments	-	-	-	-	-	-	-	697,712	697,712
Balance at March 31, 2008	30,166,878	30,167	-	-	(29,167)	1,713,065	2,502,756	812,312	5,026,041

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CHINA NUTRIFRUIT GROUP LIMITED AND SUBSIDIARIES
(FORMERLY KNOWN AS FASHION TECH INTERNATIONAL, INC.)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
(Stated in US Dollars)
FOR THE YEAR ENDED MARCH 31, 2008

Year ended
March 31, 2008
Operating activities:
Net earnings	$2,632,901
Adjustments to reconcile net earnings to net cash provided by operating activities
Minority interests	927,493
Depreciation and amortization	207,836
Changes in operating assets and liabilities:
Trade receivables, net	5,271,640
Inventory	4,088,234
Other current assets	624,997
Trade payables	(603,475)
Income taxes payable	388,569
Other payables and accrued expenses	(4,437,157)
Net cash provided by operating activities	9,101,038

Investing activities:
Cash inflow from acquisition of subsidiaries	423,566
Net cash provided by investing activities	423,566

Financing activities:
Proceeds from borrowings	(3,232,067)
Net cash used in financing activities	(3,232,067)

Increase in cash and cash equivalents	6,292,537

Effect of exchange rate on cash and cash equivalents	812,312

Cash and cash equivalents at beginning of the period	-

Cash and cash equivalents at end of the period	$7,104,849

Supplemental disclosure of cash flows information:
Cash paid for:
Interest	$250,985
Income tax	$275,259

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

China Nutrifruit Group Limited and Subsidiaries (Formerly Known as Fashion Tech International, Inc.)
Notes to Unaudited Pro Forma Consolidated Financial Statements
For the year ended March 31, 2008
(Stated in U.S. Dollars)

NOTE 1. NATURE OF BUSINESS AND SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

Nature of Business

China Nutrifruit Group Limited, formerly known as Fashion Tech International, Inc., (the “Company”) was originally incorporated in the state of Utah on April 22, 1983 and changed its domicile from Utah to Nevada in April 1999. The Company was not engaged in any business activities and had no meaningful operations, income producing assets or significant operating capital since at least 1989 until it acquired Fezdale Investments Limited (“Fezdale”) on August 14, 2008.

On August 14, 2008, the Company acquired all of the equity interests of Fezdale, a British Virgin Islands corporation, through a share exchange transaction (the “Share Exchange Transaction”), with the result that the stockholders of Fezdale became the beneficial owners of approximately 86.59% of the Company’s common stock. As a result of such Share Exchange Transaction, Fezdale became a wholly-owned subsidiary of the Company and the former shareholders of Fezdale became the Company’s controlling shareholders. Accordingly, all references to shares of Fezdale’s ordinary shares have been restated to reflect the equivalent numbers of the common stock of China Nutrifruit Group Limited.

The share exchange resulted in Fezdale’s former shareholder obtaining a majority voting interest in the Company. Accounting principles generally accepted in the United States of America (“US GAAP”) require that a company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes. As a result, in the Share Exchange Transaction, Fezdale is treated as the accounting acquirer and China Nutrifruit Group Limited is treated as the acquired party for accounting purpose. Accordingly, the Share Exchange Transaction has been accounted for a recapitalization of the Company. The equity section of the accompanying financial statements have been restated to reflect the recapitalization of the Company due to the Share Exchange Transaction as of the first day of the first period presented. The assets and liabilities acquired that, for accounting purposes, were deemed to have been acquired by Fezdale were not significant.

Also, on August 14, 2008, our majority shareholder, Yiu Fai Kung (“Mr. Kung”), entered into escrow agreements with the private placement investors and HFG International, Limited (“HFG”). Mr. Kung will deliver a certain number of shares of our common stock owned by him to the investors and HFG pro-rata in accordance with their respective investment amount for no additional consideration if:

(i)	Our after tax net income for our fiscal year ending on March 31, 2009 is less than $13,919,707 and fiscal year ending on March 31, 2010 is less than $18,495,315; and

After the Share Exchange Transaction and the Financing, the total common stock issued and outstanding of the Company is 36,125,754.

The Company amended its articles of incorporation on August 14, 2008 and changed its name into China Nutrifruit Group Limited.

China Nutrifruit Group Limited and Subsidiaries (Formerly Known as Fashion Tech International, Inc.)
Notes to Unaudited Pro Forma Consolidated Financial Statements
For the year ended March 31, 2008
(Stated in U.S. Dollars)

NOTE 1. NATURE OF BUSINESS AND SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONT’D)

Fezdale Investments Limited

Fezdale is a private limited liability company incorporated in British Virgin Island on August 22, 2007.

In November 2007, Solar Sun Holdings Limited (“Solar Sun”), a subsidiary of Fezdale, entered in a share purchase agreement with six owners of Daqing Longheda Food Company Limited (“Longheda”) under which the six owners of Longheda agreed to transfer an aggregate of 75% equity interests in Longheda to Solar Sun for a total consideration of RMB40,000,000. In May 2008, the six founders of Longheda transferred the remaining 25% equity interests in Longheda to Solar Sun. After the transfer, Longheda became the wholly owned subsidiary of Solar Sun.

Solar Sun Holdings Limited

Solar Sun is a private limited liability company incorporated in Hong Kong on September 12, 2007. Solar Sun is a holding company and has no assets or operations other than its ownership of Longheda.

Daqing Longheda Food Company Limited

Longheda was incorporated in Heilongjiang province of Peoples’ Republic of China in June 2004. Longheda manufactures and sells a variety of food products processed from specialty premium fruits that grow in Northeast China. Currently, Longheda processes 4 types of premium specialty fruits, including golden berry, crab apple, blueberry and raspberry, and sells fresh fruits. Longheda currently has four types of fruit based products, including fruit concentrate, nectar, glazed fruits and fruit beverage. Longheda sells its products through an extensive sales and distribution network covering 19 provinces and 41 cities. The fresh fruits are mainly sold to fruit supermarkets and stores while the processed fruit products are mainly sold to manufacturers for further processing into fruit juice and other fruit related products.

Basis of presentation

The unaudited pro forma consolidated financial statements include the accounts of China Nutrifruit Group Limited and its subsidiaries (the “Group”). The unaudited pro forma consolidated financial statements have been prepared in accordance with the US GAAP. The unaudited pro forma consolidated financial statements of the Group include the accounts of China Nutrifruit Group Limited, Fezdale Investments Limited, Solar Sun Holdings Limited and Daqing Longheda Food Company Limited after the date of acquisition. All significant intercompany transactions and balances have been eliminated.

The unaudited pro forma consolidated financial statements are unaudited and, in our opinion, include all adjustments, consisting of normal recurring adjustments and accruals necessary for a fair representation of our unaudited pro forma consolidated balance sheets, operating results, and cash flows for the periods presented. Operating results for the periods presented are not necessarily indicatives of the annual results for the year ending March 31, 2009.

China Nutrifruit Group Limited and Subsidiaries (Formerly Known as Fashion Tech International, Inc.)
Notes to Unaudited Pro Forma Consolidated Financial Statements
For the year ended March 31, 2008
(Stated in U.S. Dollars)

Use of estimates

The preparation of the unaudited pro forma consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Segment information

The Group identifies and classifies its operating segment based on the nature of the products with similar economic characteristics. No segment information is provided as the Group only has one business and geographical segment. The Group’s reportable segment is the manufacture and sell of food products, which the operations are located in PRC and sales were predominately made to customers located in the PRC.

Earnings per share

Basic earnings per share is computed by dividing net operating results for the reporting period attributable to common stockholders by the weighted average number of common stocks outstanding during the period. Diluted earnings per share is calculated by dividing net operating results for the reporting period attributable to common stockholders by the weighted average number of common stocks outstanding and the dilutive effect of common stock equivalents.

Fair value of financial instruments

The carrying amount of certain of the Group’s financial instruments, including cash and cash equivalents, trade accounts receivable, accounts payable, other current assets, other payables and accrued expenses, approximates fair value due to the relatively short maturity.

Property, plant and equipment, net

Property, plant and equipment are recorded at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. Maintenance and repairs are expensed as incurred. The principal estimated useful lives generally are: buildings and leasehold improvements – 20 years; machinery and equipment - 10 years. Depreciation of property, plant and equipment was $207,836 for the year ended March 31, 2008. During the idle period of the plant, depreciation is treated as current-period charges, which charge directly to general and administrative expense.

Revenue recognition

The Group recognizes revenue from sales of products, where persuasive evidence of an arrangement exists, delivery has occurred, the seller’s price is fixed or determinable and collectibility is reasonably assured. This generally occurs when the customer receives the product or at the time title passes to the customer. Customers generally do not have the right to return product unless damaged or defective. Net sales are comprised of gross sales reduced by customer returns, trade promotions and discounts.

China Nutrifruit Group Limited and Subsidiaries (Formerly Known as Fashion Tech International, Inc.)
Notes to Unaudited Pro Forma Consolidated Financial Statements
For the year ended March 31, 2008
(Stated in U.S. Dollars)

Comprehensive income

Comprehensive income is comprised of net income and other comprehensive income.

Shipping and handling costs

Shipping and handling costs are included in selling expenses. The shipping and handling costs for the year ended March 31, 2008 was $438,831.

Impairment of long-lived assets

Long-lived assets, except goodwill and indefinite-lived intangible assets, are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future net cash flows estimated by the Group to be generated by such assets. If such assets are considered to be impaired, the impairment to be recognized is the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of by sale are recorded as held for sale at the lower of carrying value or estimated net realizable value. During the period, no impairment on long-lived assets was recorded by the Group.

All lands in the PRC are owned by the PRC government. The government in the PRC, according to the relevant PRC law, may sell the right to use the land for a specific period of time. Thus, all of the Group’s land located in the PRC is considered to be leasehold land and is stated at costless accumulated amortization and any recognized impairment loss. Amortization is provided over the term of the land use right agreements on a straight-line basis, which is 50 years and they will expire in 2055.

Advertising costs

Advertising costs are expensed as incurred. The total advertising costs were $86,008 for the year ended March 31, 2008.

Other income recognition

Other income comprised of interest income and others.

Interest income is accrued on a time basis, by reference to the principal outstanding and at the effective interest rate applicable, which is the rate that exactly discounts the estimated future cash receipts through the expected life of the loan to the loan’s net carrying amount.

Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Group is Renminbi, “RMB”. The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

China Nutrifruit Group Limited and Subsidiaries (Formerly Known as Fashion Tech International, Inc.)
Notes to Unaudited Pro Forma Consolidated Financial Statements
For the year ended March 31, 2008
(Stated in U.S. Dollars)

Foreign currency translation (Continued)

March 31, 2008
Balance sheet	RMB7.0222 to US$1.00
Statement of income and comprehensive income	RMB7.4695 to US$1.00

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

We have restricted cash, amounting to US$7,103,562 as of March 31, 2008.

Statutory reserves

The laws and regulations of the PRC require that before an enterprise distributes profits to its owners, it must first satisfy all tax liabilities, provide for losses in previous years, and make allocations. The statutory reserves include a surplus reserve fund and a common welfare fund. These statutory reserves represent restricted retained earnings. The details of surplus reserve fund and common welfare fund are as follows:

Surplus reserve fund

The Company’s subsidiary in PRC is required, as necessary, to transfer 10 percent of its net income, as determined in accordance with the PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50 percent of that subsidiary’s paid-in capital.

The transfer to this reserve must be made before distribution of any dividends to owners. The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years' losses, if any, and may be utilized for business expansion or converted into equity by raising equity from existing owners in proportion to their equity holdings.

Common welfare fund

The Company’s subsidiary in PRC is required, as necessary, to transfer 5 percent to 10 percent of its net income, as determined in accordance with the PRC accounting rules and regulations, to the statutory common welfare fund. This fund can only be utilized on capital items for the collective benefit of that subsidiary’s employees, such as construction of dormitories, cafeteria facilities, and other staff welfare facilities. This fund is non-distributable other than upon liquidation. The transfer to this fund must be made before distribution of any dividends to owners.

China Nutrifruit Group Limited and Subsidiaries (Formerly Known as Fashion Tech International, Inc.)
Notes to Unaudited Pro Forma Consolidated Financial Statements
For the year ended March 31, 2008
(Stated in U.S. Dollars)

NOTE 2. PRO FORMA ADJUSTMENTS

On August 14, 2008, China Nutrifruit Group Limited acquired all of the equity interests of Fezdale Investments Limited ("Fezdale"), a British Virgin Islands corporation, through a share exchange transaction (the "Share Exchange Transaction"), with the result that the stockholders of Fezdale became the beneficial owners of approximately 83.5% of the Company’s common stock. As a result of such Share Exchange Transaction, Fezdale became a wholly-owned subsidiary of the Company and the former shareholders of Fezdale became the Company’s controlling shareholders. Accordingly, all references to shares of Fezdale’s ordinary shares have been restated to reflect the equivalent numbers of the common stock of China Nutrifruit Group Limited.

China Nutrifruit Group Limited completed the acquisition of Fezdale, pursuant to the share exchange agreement, in August 2008. The acquisition would be accounted for as a recapitalization effected by a share exchange, wherein Fedzale is considered as the acquirer for accounting and financial reporting purposes.

Pro forma adjustments on the attached financial statements include the following:

(A) To record the adjustment of depreciation of property, plant and equipment and amortization of land use rights due to the effect of negative goodwill arising from the acquisition of Longheda.

(B) To record the adjustment of elimination of pre-acquisition result of China Nutrifruit Group Limited. (C) To record the adjustment of share of results of Longheda by minority shareholder.

NOTE 3. INVENTORY, NET

At March 31, 2008 inventory is comprised of the following:

March 31,
2008

Finished goods	$1,888,650
Raw material	67,075

$1,955,725

China Nutrifruit Group Limited and Subsidiaries (Formerly Known as Fashion Tech International, Inc.)
Notes to Unaudited Pro Forma Consolidated Financial Statements
For the year ended March 31, 2008
(Stated in U.S. Dollars)

NOTE 4. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, at March 31, 2008 are summarized as follows:

March 31,
2008

Buildings	$1,846,936
Machinery	7,254,044
Furniture, fixtures and office equipment	28,016
Motor vehicles	22,304

Total	$9,151,301
Less: accumulated depreciation	(1,977,778)

$7,173,523

At March 31, 2008, certain of the Group’s plant and machinery with an aggregate net book value of approximately $2,559,000, were pledged to secure the bank borrowings.

NOTE 5. BORROWINGS

The Group's borrowings are summarized as follows:

March 31,
2008

Bank borrowings	$2,848,110

The interest rates are based on the bank’s best lending rate plus a certain percentage and the credit lines are normally subject to periodic review. The range of effective interest rates (which are also equal to contracted interest rates) on the Group’s borrowings for the year ended March 31, 2008 was 8.42% per annum. Plant and machinery with an aggregate net book value of approximately $2,559,000 as of March 31, 2008 were pledged to secure such bank borrowings. The maturity dates of the outstanding bank borrowings as of March 31, 2008 is August 23, 2008.

NOTE 6. STOCKHOLDERS’ EQUITY

General

The Company’s total authorized capital at March 31, 2008, is 125,000,000 shares of which 120,000,000 shares are common stock of par value $0.001 and 5,000,000 shares are preferred stock of par value $0.001. At March 31, 2008, 30,166,878 shares of common stock and none of the shares of preferred stock, respectively, were issued and outstanding.

China Nutrifruit Group Limited and Subsidiaries (Formerly Known as Fashion Tech International, Inc.)
Notes to Unaudited Pro Forma Consolidated Financial Statements
For the year ended March 31, 2008
(Stated in U.S. Dollars)

NOTE 7. COMMITMENTS AND CONTINGENT LIABILITIES

Operating Lease Commitments

The Group leases certain office premises and buildings under non-cancelable leases. Minimum future rental payments required under non-cancellable operating leases in effect as of March 31, 2008 are as follows:

Not later than 1 year	$8,043
Later than 1 year and not later than 5 years	-
$8,043

Rent expenses for the year ended March 31, 2008 was $12,575.